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                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------

                     FORM 10-K ANNUAL REPORT FOR FISCAL 1999
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         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Norma B. Carter, until December 31, 1999, their true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign Vlasic Foods International Inc.'s Form 10-K Annual Report to the Securities and Exchange Commission for the fiscal year ended August 1, 1999, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



                         VLASIC FOODS INTERNATIONAL INC.
                         -------------------------------




Signature                             Dated as of October 5, 1999
---------                             ---------------------------



/s/ Robert T. Blakely                 /s/ Donald J. Keller
-----------------------------         -----------------------------
    Robert T. Blakely                     Donald J. Keller



/s/ Robert F. Bernstock               /s/ Lawrence C. Karlson
-----------------------------         -----------------------------
    Robert F. Bernstock                   Lawrence C. Karlson



/s/ Morris A. Cohen                   /s/ Shaun F. O'Malley
-----------------------------         -----------------------------
    Morris A. Cohen                       Shaun F. O'Malley



/s/ Tristram C. Colket, Jr.
-----------------------------
    Tristram C. Colket, Jr.